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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 20, 2004


                            LAKES ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


        MINNESOTA                       0-24993                  41-1913991
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                 130 CHESHIRE LANE, MINNETONKA, MINNESOTA 55305
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (952) 449-9092



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits

         99.1   Lakes Entertainment, Inc. Press Release dated February 20, 2004.

ITEM 9.  REGULATION FD DISCLOSURE

         On February 20, 2004, Lakes Entertainment, Inc. issued a press release. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             LAKES ENTERTAINMENT, INC.
                                             (Registrant)



Date: February 23, 2004                      By:  /s/Timothy J. Cope
                                                  ------------------------------
                                                  Name: Timothy J. Cope
                                                  Title: President and Chief
                                                         Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1                       Press Release dated February 20, 2004.